                                                                   EXHIBIT 10.8


                              CROUSE-HINDS COMPANY
               OFFICERS' DISABILITY AND SUPPLEMENTAL PENSION PLAN


     In order to provide additional retirement benefits for those key Officers of Crouse-Hinds Company (the "Company") whose anticipated pension under the Company's qualified pension plan is deemed not to be commensurate with their current earnings or responsibilities because of insufficient tenure or governmental regulations, and in order to provide disability benefits to such Officers, if necessary, the Board of Directors has authorized the establishment of this OFFICERS' DISABILITY AND SUPPLEMENTAL PENSION PLAN (the "Plan") to provide as follows:

1.   Eligibility

     The Participants in the Plan shall be Officers of the Company elected to office by the Board of Directors and domiciled in the United States who have completed at least five (5) years of employment as an Officer of the Company (hereinafter referred to as "Participants").

2.   Normal Retirement

     A Participant who retires at any time on or after the last day of the month in which occurs such Participant's 65th birthday (such Participant's "Normal Retirement Date") shall be entitled to an annual retirement pension payable monthly (on the 15th day of each month) in the form of a life annuity equal to 50% of such Participant's final average earnings, reduced in any year by the sum of (a) any benefit to which such Participant is entitled under the Company's qualified pension plan and (b) primary Social Security benefits payable to such Participant.

3.   Post-Retirement Death Benefit

     In the event of a retired Participant's death, there shall be payable monthly to such

Participant's surviving spouse, if any, but only for as long as such spouse shall remain unmarried, an annual death benefit in the form of a life annuity in an amount equal to 75% of the annual benefit to which the Participant was entitled under Paragraph 1 hereof prior to death.

     Except in the case of each spouse of an Officer of the Company who was such a spouse on August 1, 1978, in the event of the Participant's spouse being more than ten (10) years younger than the Participant, the benefit payable under this Paragraph shall be actuarially reduced in accordance with the table set forth in Schedule A annexed hereto.

4.   Pre-Retirement Death Benefit

     In the event of a Participant's death prior to retirement, there shall be payable monthly to such Participant's surviving spouse, if any, but only for as long as such spouse shall remain unmarried, an annual death benefit in the form of a life annuity equal to 37 1/2% of such Participant's final average earnings, reduced in any year by the sum of (a) any benefit payable to such spouse under the Company's qualified pension plan and (b) any Social Security benefit payable to such spouse an account of such Participant's death.

     Except in the case of each spouse of an Officer of the Company who was such a spouse on August 1, 1978, in the event of the Participant's spouse being more than ten (10) years younger than the Participant, the benefit payable under this Paragraph shall be actuarially reduced in accordance with the table set forth in Schedule A annexed hereto.

5.    Cost-of-Living Adjustments

     The amount of pension or death benefit payable under Paragraphs 2, 3, and 7 hereof shall be subject to increase by a cost-of-living adjustment on the second anniversary of the Participant's Normal Retirement Date and at two-year interval anniversaries thereafter. The amount of death benefit payable under Paragraph 4 hereof shall be subject to increase by such an adjustment on the second anniversary of the Participant's death and at two-year interval anniversaries thereafter. In each case the amount of the adjustment shall be related to the amount by which the increase in the CPI in effect at the applicable two-year anniversary date exceeds 3% per annum in each year since the earlier of the Participant's death or Normal Retirement Date and shall be determined by multiplying the pension or death benefit payable hereunder determined as of the Participant's death or Normal Retirement Date, as the case
may be, by the fraction     C     where:
                        ---------
                        A+(.03AxB)

         A is the CPI in effect on the earlier of the Participant's death or Normal Retirement Date;

         B is the number of years since the earlier of the Participant's death or Normal Retirement Date; and

         C is the CPI on the applicable two-year anniversary date, subsequent to the earlier of the Participant's death or Normal Retirement Date.

6.   Disability

     In the event a Participant becomes totally disabled, as hereinafter defined, while actively employed by the Company, such Participant shall be entitled to receive such Participant's full salary as in effect on the date of disability for a period of six (6) months, and shall thereafter be entitled to an annual disability pension equal to 70% of such Participant's annual rate of compensation as in effect an the date of disability (including in such rate for this purpose such Participant's base salary rate then in effect and the annualized rate of any bonus received by such Participant during the year ended on the date such Participant became totally disabled) until such

Participant's death or Normal Retirement Date. Should such disabled Participant die prior to such Participant's Normal Retirement Date, such Participant's surviving spouse shall receive the annual death benefit described in Paragraph 4 hereof. After such Participant's Normal Retirement Date, such Participant shall receive the retirement pension described in Paragraph 1 hereof, and, after such Participant's death following such Participant's Normal Retirement Date, the surviving spouse of such Participant shall receive the annual death benefit described in Paragraph 3 hereof. Any disability pension payable hereunder shall be reduced by the sum of any of the following amounts that may be payable to the
Participant: (a) disability benefits payable under the Company's qualified pension plan, (b) Workmen's Compensation benefits, (c) Social Security benefits, and (d) State Disability Funds.

7.   Vesting

     In the event a Participant's employment by the Company as an Officer terminates after such Participant has been an Officer of the Company for at least ten (10) years but prior to such Participant's Normal Retirement Date for a reason other than such Participant's voluntary termination of employment with the Company, death, total disability, or discharge by the Company on account of malfeasance in the performance of such Participant's duties (such malfeasance to be determined in the sole and uncontrolled discretion of the Board), the Participant shall be considered a former Participant and shall be entitled to receive commencing on such former Participant's Normal Retirement Date an annual retirement pension equal to (i) that amount which is 50% of such former Participant's final average earnings multiplied by the fraction which is the number of whole years of such former Participant's service as an Officer of the Company divided by the number of whole years from the date such Participant became an Officer of the Company to such former Participant's Normal Retirement Date, reduced in any year by (ii) the sum of (a) any benefit to which such former Participant is entitled under the Company's qualified pension plan and (b) primary Social Security benefits payable to such former Participant.

     The surviving spouse of such a former Participant shall be entitled after such former Participant's Normal Retirement Date to an annual death benefit, but only for so long as such spouse shall remain unmarried, in the form of a life annuity in an amount equal to 75% of the annual benefit to which such former Participant was or would have become (had such former Participant not predeceased such spouse) entitled under this Paragraph 7.

     Except in the case of each spouse of an Officer of the Company who was such a spouse on August 1, 1978 , in the event of the Participant's spouse being more than ten (10) years younger than the Participant, the benefit payable under this Paragraph shall be actuarially reduced in accordance with the table set forth in Schedule A annexed hereto.

8.   Certain Definitions

     (a) Totally Disabled. A Participant shall be considered as totally disabled for purposes of the Plan for the first two (2) years of such Participant's disability if such Participant is unable to perform the duties of such Participant's own occupation. Such Participant shall be considered as totally disabled thereafter for purposes of the Plan if such Participant is unable to perform any and every duty of any occupation for which such Participant is or may reasonably become qualified by virtue of such Participant's training, education, or experience.

     (b) CPI shall mean the national average Consumer Price Index (1967 = 100%), all items, as determined by the Bureau of Labor Statistics.

     (c) Final average earnings shall mean the average of the Participant's basic annual salary and bonuses from the Company during the last five (5) years of the Participant's employment.

9.   Funding

     The Company shall not be obligated to fund the benefits provided under the Plan.

                                                                      SCHEDULE A


            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO
         DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION IF 100% OF
                SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

 BENEFICIARY'S                                                                          BENEFICIARY'S
    AGE AT                                                                                  AGE AT
  PENSIONER'S                  MALE PENSIONER WHOSE RETIREMENT AGE IS:                   PENSIONER'S
  RETIREMENT                                                                              RETIREMENT

MALE     FEMALE      60      61      62      63      64       65      66      67        MALE     FEMALE
----     ------     ----    ----    ----    ----    ----     ----    ----    ----       ----     ------
 15        21       .622    .606    .591    .574    .558     .541    .525    .508        15        21
 16        22       .623    .608    .592    .576    .560     .543    .526    .509        16        22
 17        23       .625    .610    .594    .578    .561     .544    .528    .511        17        23
 18        24       .627    .611    .596    .579    .563     .546    .529    .512        18        24
 19        25       .629    .613    .597    .581    .565     .548    .531    .514        19        25

 20        26       .631    .615    .599    .583    .567     .550    .533    .516        20        26
 21        27       .633    .617    .601    .585    .568     .552    .535    .518        21        27
 22        28       .635    .620    .604    .587    .571     .554    .537    .520        22        28
 23        29       .638    .622    .606    .590    .573     .556    .539    .522        23        29
 24        30       .640    .624    .608    .592    .575     .558    .541    .524        24        30

 25        31       .643    .627    .611    .594    .578     .560    .543    .526        25        31
 26        32       .646    .630    .614    .597    .580     .563    .546    .528        26        32
 27        33       .649    .633    .616    .600    .583     .566    .548    .531        27        33
 28        34       .652    .636    .619    .603    .586     .560    .551    .534        28        34
 29        35       .655    .639    .623    .606    .589     .571    .554    .536        29        35

 30        36       .658    .642    .626    .609    .592     .574    .557    .539        30        36
 31        37       .662    .646    .629    .612    .595     .578    .560    .542        31        37
 32        38       .665    .649    .633    .616    .599     .581    .563    .546        32        38
 33        39       .669    .653    .637    .620    .602     .505    .567    .549        33        39
 34        40       .673    .657    .641    .624    .606     .589    .571    .553        34        40

 35        41       .678    .661    .645    .628    .610     .593    .575    .557        35        41
 36        42       .682    .666    .649    .632    .615     .597    .579    .561        36        42
 37        43       .687    .670    .654    .637    .619     .601    .583    .565        37        43
 38        44       .691    .675    .658    .641    .624     .606    .588    .569        38        44
 39        45       .696    .680    .663    .646    .629     .611    .592    .574        39        45

 40        46       .702    .685    .669    .651    .634     .616    .597    .579        40        46
 41        47       .707    .691    .674    .657    .639     .621    .603    .584        41        47
 42        48       .713    .696    .680    .662    .645     .626    .608    .589        42        48
 43        49       .719    .702    .686    .668    .650     .632    .614    .595        43        49
 44        50       .725    .708    .692    .674    .656     .630    .620    .601        44        50

 45        51       .731    .715    .698    .681    .663     .644    .626    .607        45        51
                   ------  ------  ------  ------  ------   ------  ------  ------
                     66      67      68      69      70       71      72      73


 BENEFICIARY'S                                                                           BENEFICIARY'S
    AGE AT                                                                                   AGE AT
  PENSIONER'S                  MALE PENSIONER WHOSE RETIREMENT AGE IS:                     PENSIONER'S
  RETIREMENT                                                                               RETIREMENT

MALE     FEMALE      68       69      70      71      72      73       74      75        MALE     FEMALE
----     ------     ----     ----    ----    ----    ----    ----     ----    ----       ----     ------
 15        21       .491     .475    .459    .443    .427    .412     .396    .381        15        21
 16        22       .493     .476    .460    .444    .428    .413     .398    .382        16        22
 17        23       .494     .478    .461    .445    .430    .414     .399    .383        17        23
 18        24       .496     .479    .463    .447    .431    .415     .400    .384        18        24
 19        25       .497     .481    .464    .448    .432    .417     .401    .386        19        25

 20        26       .499     .482    .466    .450    .434    .418     .403    .387        20        26
 21        27       .501     .484    .468    .451    .435    .420     .404    .388        21        27
 22        28       .503     .486    .469    .453    .437    .421     .406    .390        22        28
 23        29       .505     .488    .471    .455    .439    .423     .407    .391        23        29
 24        30       .507     .490    .473    .457    .441    .425     .409    .393        24        30

 25        31       .509     .492    .475    .459    .443    .427     .411    .395        25        31
 26        32       .511     .494    .477    .461    .445    .429     .413    .397        26        32
 27        33       .514     .497    .480    .463    .447    .431     .415    .399        27        33
 28        34       .516     .499    .482    .466    .449    .433     .417    .401        28        34
 29        35       .519     .502    .485    .468    .452    .435     .419    .403        29        35

 30        36       .522     .505    .487    .471    .454    .438     .422    .405        30        36
 31        37       .525     .508    .490    .473    .457    .441     .424    .408        31        37
 32        38       .528     .511    .493    .476    .460    .443     .427    .410        32        38
 33        39       .531     .514    .497    .480    .463    .446     .430    .413        33        39
 34        40       .535     .517    .500    .483    .466    .449     .433    .416        34        40

 35        41       .539     .521    .504    .486    .469    .453     .436    .419        35        41
 36        42       .543     .525    .507    .490    .473    .456     .439    .422        36        42
 37        43       .547     .529    .511    .494    .477    .460     .443    .426        37        43
 38        44       .551     .533    .515    .498    .481    .464     .446    .429        38        44
 39        45       .556     .538    .520    .502    .485    .468     .450    .433        39        45

 40        46       .561     .542    .524    .507    .489    .472     .455    .437        40        46
 41        47       .566     .547    .529    .511    .494    .476     .459    .441        41        47
 42        48       .571     .553    .534    .516    .499    .481     .464    .446        42        48
 43        49       .577     .558    .540    .522    .504    .486     .469    .451        43        49
 44        50       .582     .564    .545    .527    .509    .492     .474    .456        44        50

 45        51       .588     .570    .551    .533    .515    .497     .479    .461        45        51
                   ------   ------  ------  ------  ------  ------   ------  ------
                     74       75      76      77      78      79       80      81

                    FEMALE PENSIONER WHOSE RETIREMENT AGE IS:

                                INTEREST - 5.50%
                 MORTALITY - 1971 TPF/C FORECAST MORTALITY TABLE

                                                                      SCHEDULE A
                                                                        Page Two


            FACTORS TO BE APPLIED TO EMPLOYEE'S RETIREMENT INCOME TO
          DETERMINE INCOME UNDER CONTINGENT ANNUITANT OPTION IF 100% OF
                SUCH INCOME IS CONTINUED TO CONTINGENT ANNUITANT

BENEFICIARY'S                                                                           BENEFICIARY'S
  AGE AT                                                                                   AGE AT
PENSIONER'S                    MALE PENSIONER WHOSE RETIREMENT AGE IS:                   PENSIONER'S
RETIREMENT                                                                               RETIREMENT

MALE     FEMALE      60      61      62      63      64       65      66      67       MALE     FEMALE
----     ------     ----    ----    ----    ----    ----     ----    ----    ----      ----     ------
 45        51       .731    .715    .698    .681    .663     .644    .626    .607       45        51
 46        52       .737    .721    .704    .687    .669     .651    .632    .614       46        52
 47        53       .744    .728    .711    .694    .676     .658    .639    .620       47        53
 48        54       .751    .735    .719    .701    .683     .665    .646    .627       48        54
 49        55       .757    .742    .725    .708    .690     .672    .653    .634       49        55

 50        56       .764    .749    .732    .715    .697     .679    .660    .642       50        56
 51        57       .772    .756    .740    .723    .705     .687    .668    .649       51        57
 52        58       .779    .764    .747    .731    .713     .695    .676    .657       52        58
 53        59       .786    .771    .755    .738    .721     .703    .684    .665       53        59
 54        60       .794    .779    .763    .747    .729     .711    .693    .674       54        60

 55        61       .802    .787    .771    .755    .738     .720    .701    .682       55        61
 56        62       .809    .795    .779    .763    .746     .729    .710    .691       56        62
 57        63       .817    .803    .788    .772    .755     .738    .719    .701       57        63
 58        64       .825    .811    .796    .781    .764     .747    .729    .710       58        64
 59        65       .833    .820    .805    .790    .773     .756    .738    .720       59        65

 60        66       .841    .828    .814    .799    .783     .766    .748    .730       60        66
 61        67       .849    .836    .822    .808    .792     .775    .758    .740       61        67
 62        68       .857    .844    .831    .817    .801     .785    .768    .751       62        68
 63        69       .865    .853    .840    .826    .811     .795    .779    .761       63        69
 64        70       .873    .861    .848    .835    .821     .805    .789    .772       64        70

 65        71       .880    .869    .857    .844    .830     .815    .799    .783       65        71
 66        72       .888    .877    .865    .853    .839     .825    .809    .793       66        72
 67        73       .895    .885    .874    .862    .849     .835    .820    .804       67        73
 68        74       .902    .892    .882    .870    .858     .844    .830    .815       68        74
 69        75       .908    .898    .889    .878    .866     .853    .839    .825       69        75

 70        76       .915    .906    .897    .886    .875     .862    .849    .835       70        76
 71        77       .821    .913    .904    .894    .883     .871    .858    .845       71        77
 72        78       .927    .919    .910    .901    .891     .879    .867    .854       72        78
 73        79       .932    .925    .917    .908    .898     .888    .876    .864       73        79
 74        80       .937    .931    .923    .915    .906     .895    .884    .873       74        80

 75        81       .942    .936    .929    .921    .913     .903    .893    .881       75        81
                   ------  ------  ------  ------  ------   ------  ------  ------
                     66      67      68      69      70       71      72      73

BENEFICIARY'S                                                                               BENEFICIARY'S
  AGE AT                                                                                       AGE AT
PENSIONER'S                    MALE PENSIONER WHOSE RETIREMENT AGE IS:                      PENSIONER'S
RETIREMENT                                                                                   RETIREMENT

MALE     FEMALE        68       69      70      71      72      73       74      75        MALE     FEMALE
----     ------       ----     ----    ----    ----    ----    ----     ----    ----       ----     ------
 45        51         .588     .570    .551    .533    .515    .497     .479    .461        45        51
 46        52         .595     .576    .557    .539    .521    .503     .485    .466        46        52
 47        53         .601     .583    .564    .545    .527    .509     .491    .472        47        53
 48        54         .608     .589    .570    .552    .533    .515     .497    .478        48        54
 49        55         .615     .596    .577    .559    .540    .522     .503    .484        49        55

 50        56         .623     .604    .585    .566    .547    .529     .510    .491        50        56
 51        57         .630     .611    .593    .573    .554    .536     .517    .498        51        57
 52        58         .638     .619    .600    .581    .562    .543     .524    .505        52        58
 53        59         .646     .627    .608    .589    .570    .551     .532    .513        53        59
 54        60         .655     .636    .616    .597    .578    .559     .540    .520        54        60

 55        61         .663     .644    .625    .606    .587    .568     .548    .527        55        61
 56        62         .673     .653    .634    .615    .596    .577     .557    .537        56        62
 57        63         .682     .663    .644    .624    .605    .586     .566    .546        57        63
 58        64         .692     .673    .653    .634    .615    .596     .575    .556        58        64
 59        65         .701     .683    .663    .644    .625    .606     .585    .566        59        65

 60        66         .712     .693    .674    .655    .636    .616     .597    .576        60        66
 61        67         .722     .704    .685    .666    .647    .627     .607    .587        61        67
 62        68         .733     .714    .696    .677    .658    .639     .619    .598        62        68
 63        69         .744     .725    .707    .688    .669    .650     .630    .610        63        69
 64        70         .755     .737    .718    .700    .681    .662     .643    .622        64        70

 65        71         .766     .748    .730    .712    .693    .674     .655    .635        65        71
 66        72         .777     .760    .742    .724    .706    .687     .669    .648        66        72
 67        73         .788     .771    .754    .736    .718    .700     .681    .661        67        73
 68        74         .799     .782    .765    .748    .731    .712     .693    .674        68        74
 69        75         .810     .794    .777    .760    .743    .725     .707    .687        69        75

 70        76         .820     .805    .789    .772    .755    .738     .720    .700        70        76
 71        77         .830     .816    .800    .784    .768    .751     .733    .714        71        77
 72        78         .841     .826    .811    .796    .780    .763     .745    .727        72        78
 73        79         .850     .837    .822    .807    .792    .775     .758    .740        73        79
 74        80         .860     .847    .833    .818    .804    .788     .771    .754        74        80

 75        81         .869     .857    .844    .830    .815    .800     .784    .767        75        81
                     ------   ------  ------  ------  ------  ------   ------  ------
                       74       75      76      77      78      79       80      81

                    FEMALE PENSIONER WHOSE RETIREMENT AGE IS:

                                INTEREST - 5.50%
                 MORTALITY - 1971 TPF/C FORECAST MORTALITY TABLE

                                                                     SCHEDULE A
                                                                         Page 3


                           BENEFITS WILL BE             BENEFITS WILL BE
                         CHANGED FROM 75% TO        CHANGED FROM 37 1/2% TO
                            THE FOLLOWING                THE FOLLOWING
 SPOUSE YOUNGER            PERCENTAGE WHEN              PERCENTAGE WHEN
THAN PARTICIPANT            PAYABLE UNDER                PAYABLE UNDER
   BY (YEARS)              PARAGRAPHS 3 & 7               PARAGRAPH 4
  ------------             ----------------               -----------
       11                        66.5                        33.25
       12                        65.8                        32.90
       13                        65.1                        32.55
       14                        64.4                        32.20
       15                        63.8                        31.90
       16                        63.2                        31.60
       17                        62.6                        31.30
       18                        62.1                        31.05
       19                        61.6                        30.80
       20                        61.1                        30.55
       21                        60.6                        30.30
       22                        60.1                        30.05
       23                        59.7                        29.85
       24                        59.3                        29.65
       25                        58.9                        29.45
       26                        58.5                        29.25
       27                        58.1                        29.05
       28                        57.8                        28.90
       29                        57.4                        28.70
       30                        57.1                        28.55
       31                        56.8                        28.40
       32                        56.6                        28.30
       33                        56.3                        28.15
       34                        56.0                        28.00
       35                        55.8                        27.90
       36                        55.6                        27.80
       37                        55.4                        27.70
       38                        55.2                        27.60
       39                        55.0                        27.50
       40                        54.8                        27.40

            --------------------------------------------------------

                            COOPER INDUSTRIES, INC.
                         PLANS ADMINISTRATION COMMITTEE

            --------------------------------------------------------

                          ACTION IN WRITING CONCERNING
                CROUSE-HINDS OFFICERS' SUPPLEMENTAL PENSION PLAN

            --------------------------------------------------------

                                FEBRUARY 23, 1983


     WHEREAS, Crouse-Hinds Company ("Crouse-Hinds") became a wholly-owned subsidiary of Cooper Industries, Inc. ("Company"), effective as of April 29, 1981 ("Acquisition Date");

     WHEREAS, immediately prior to the Acquisition Date, Crouse-Hinds maintained the "Crouse-Hinds Company Officers' Disability and Supplemental Pension Plan" ("Plan") for a select group of its employees;

     WHEREAS, upon the Acquisition Date, the Company agreed with Crouse-Hinds that the Plan would remain in effect in amended form, providing for the limitation of participation under the Plan to certain named individuals, who were notified of their participation in the Plan;

     WHEREAS, by written action dated November 23, 1982, the Board of Directors of Crouse-Hinds confirmed the adoption of the Company's Plans Management Procedure for the management and administration of all employee benefit plans maintained by it, including the Plan, all effective as of the Acquisition Date; and

     WHEREAS, pursuant to the Company's Plans Management Procedure, the Plans Administration Committee of the Company ("Committee") is responsible, among other things, for approving amendments to employee benefit plans, and the Committee does hereby desire to approve and confirm the amendments implemented with respect to the Plan as of the Acquisition Date;

     NOW, THEREFORE, in consideration of the foregoing, the Committee hereby adopts the foregoing recitals and the following resolutions, as evidenced by the signatures of all of its members below:

     RESOLVED, that the Plan, as in effect immediately prior to the Acquisition Date, is hereby continued in effect from and after such Date subject to its terms and the further amendatory provisions set forth below:

     (1) From and after the Acquisition Date, the only Participants in the Plan shall be the following named individuals:

                F. M. Egan                J. W. Perdiue
                E. J. Dunphy              G. R. Raisbeck
                A. O. Halstead            H. J. Riley, Jr.
                F. F. House               R. R. Schlichting
                R. K. McCabe              P. J. Vassallo
                H. H. Meyer, Jr.          R. L. Walker, M.D.
                E. G. Mogren

               Notwithstanding the eligibility provisions of the Plan, participation in the Plan from and after the Acquisition Date shall be limited to those individuals listed above, and no new participants shall become eligible to participate in the Plan from and after such Date, irrespective of their date of hire or job position.

     (2) Any benefit payable under the Plan with respect to a participant in the Plan prior to the Acquisition Date, who had terminated employment or otherwise become eligible for a benefit prior to such Date, shall be payable in accordance with the terms of the Plan in effect as of the date of the event giving rise to such benefit.

     (3) The participants in the Plan from and after the Acquisition Date shall be eligible to receive benefits (if any) under the Plan in accordance with the terms of the Plan, as modified herein or subsequent hereto. For purposes of determining such participant's eligibility for a benefit and the amount thereof, the participant's employment with Cooper Industries, Inc., or any of its affiliated companies, shall be considered as employment with Crouse-Hinds Company or its successor.

     (4) The Plan may be terminated or amended in any respect and at any time by action of the Plans Administration Committee of Cooper Industries, Inc. Any such action may provide for a retroactive or prospective effective date, and may be taken without notice or approval of any participant in the Plan.

     (5) All determinations relating to eligibility for benefits, benefit calculations, benefit commencement and all other determinations and interpretations under the Plan shall be made by and in the sole discretion of the Plans Administration Committee. All actions of such Committee shall be final and conclusive with respect to any party making a claim under the Plan.

     RESOLVED, that the actions taken by the Committee herein are taken in confirmation of the actions previously implemented by Crouse-Hinds and the Company effective as of the Acquisition Date, which actions are hereby approved, all effective as of the Acquisition Date.

     RESOLVED, that the appropriate officers of Crouse-Hinds and the Company, and company personnel directed by them, are hereby authorized to do and perform all such acts and things, and to take all other steps as they, or any of them may deem necessary, advisable, convenient or proper to carry out and effect the actions taken herein.


Dated:   February 23, 1983               /s/ Roger A. Scott
                                         ---------------------------
                                         Roger A. Scott


                                         /s/ Carl J. Plesnicher, Jr.
                                         ---------------------------
                                         Carl J. Plesnicher, Jr.


                                         /s/ Laurence H. Polsky
                                         ---------------------------
                                         Laurence H. Polsky


                                         /s/ Stephen V. O'Neill
                                         ---------------------------
                                         Stephen V. O'Neill



                                         Secretary Approval: /s/DHB
                                                            --------